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                                                                    Exhibit 10.7


                          PLEDGE AND SECURITY AGREEMENT

         THIS PLEDGE AND SECURITY AGREEMENT (this "Pledge Agreement") is entered into as of December 18, 2000, by and between Daisytek, Incorporated, a Delaware corporation (the "Borrower"), Steadi-Systems, Ltd., a California corporation (the "Co-Pledgor"; and together with the Borrower, the "Pledgors") and Bank One, Texas, NA, a national banking association having its principal office in Chicago, Illinois, in its capacity as administrative agent (the "Agent") for the LC Issuer and the Lenders party to the Credit Agreement referred to below.

                              PRELIMINARY STATEMENT

         The Borrower, the Agent, the Documentation Agent, Co-Lead Arrangers, the LC Issuer and the Lenders party thereto are entering into a Credit Agreement dated the date hereof (as the same may be amended, restated or modified from time to time, the "Credit Agreement"). The Pledgors are entering into this Pledge and Security Agreement (as it may be amended, restated or modified from time to time, the "Pledge Agreement") in order to induce the Lenders and the LC Issuer to enter into and extend credit to the Borrower under the Credit Agreement.

         ACCORDINGLY, the Pledgors and the Agent, on behalf of the LC Issuer and the Lenders, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1. Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

         1.2. Terms Defined in Texas Uniform Commercial Code. Terms defined in the Texas Uniform Commercial Code which are not otherwise defined in this Pledge Agreement are used herein as defined in the Texas Uniform Commercial Code as in effect from time to time.

         1.3. Definitions of Certain Terms Used Herein. As used in this Pledge Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

         "Article" means a numbered article of this Pledge Agreement, unless another document is specifically referenced.

         "Capital Stock" means, as to any Person, the equity interests in such Person, including, without limitation, the shares of each class of capital stock in any Person that is a corporation, each class of partnership interest (including, without limitation, general, limited and preference units) in

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any Person that is a partnership, and each class of member interest in any
Person that is a limited liability company and any and all warrants to purchase any of the foregoing.

         "Collateral" means all of the following, whether now owned or existing or hereafter arising or acquired as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

         (a) the Pledged Stock and the certificates representing the Pledged Stock and any interest of the Pledgors or the Co-Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Stock, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

         (b) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock or other equity securities of any issuer of the Pledged Stock from time to time acquired by the Pledgors in any manner (which shares and other securities shall be deemed to be part of the Pledged Stock), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of the Pledgors in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights;

         (c) to the extent not covered by clauses (a) and (b) above, all Proceeds of any or all of the foregoing Collateral.

         "Control" shall have the meaning set forth in Article 8 of the Texas Uniform Commercial Code as in effect from time to time.

         "Domestic Subsidiaries" means all Subsidiaries of the Pledgors and the Co-Pledgor organized under the laws of the United States of America or a State thereof and shall include those Subsidiaries set forth on Schedule 1 attached hereto, as the same may be amended or supplemented from time to time.

         "Investment Property" shall have the meaning set forth in the Texas Uniform Commercial Code as in effect from time to time.

         "Pledged Stock" means all Capital Stock in the Borrower's or the Co-Pledgor's Domestic Subsidiaries and 65% of the Borrower's Capital Stock in Daisytek (Canada) Inc., an Ontario company, and shall include the shares of Capital Stock listed on Schedule 1 together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any issuer of the Pledged Stock to the Borrower or the Co-Pledgor in respect of the Pledged Stock while this Pledge Agreement is in effect.


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         "Proceeds" shall have the meaning set forth in the Texas Uniform
Commercial Code as in effect from time to time and, in any event, shall include, without limitation, all dividends or other income from the Collateral and all collections thereon and all distributions with respect thereto.

         "Section" means a numbered section of this Pledge Agreement, unless another document is specifically referenced.

         "Secured Obligations" is defined in the Credit Agreement.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II

                           GRANT OF SECURITY INTEREST

         Each of the Borrower and the Co-Pledgor hereby pledges, assigns and grants to the Agent, on behalf of and for the ratable benefit of the LC Issuer and the Lenders and (to the extent specifically provided herein) their Affiliates, a security interest in all of their right, title and interest in and to the Collateral (whether now owned or hereafter acquired) to secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Each of the Borrower and the Co-Pledgor represents and warrants to the Agent, the LC Issuer and the Lenders that as of the date hereof and on the date of each Extension of Credit under the Credit Agreement:

         3.1. Title, Authorization, Validity and Enforceability. Each has good and valid rights in and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens (except Liens permitted under Section 6.15 of the Credit Agreement), and has full power and authority to grant to the Agent the security interest in such Collateral pursuant hereto. The execution and delivery of this Pledge Agreement has been duly authorized by proper proceedings, and this Pledge Agreement constitutes a legal, valid and binding obligation of such party and creates a first priority security interest which is enforceable against the Borrower and the Co-Pledgor, as applicable, in all now owned and hereafter acquired Collateral.

         3.2. Conflicting Laws and Contracts. Neither the execution and delivery by the Pledgors of this Pledge Agreement, the creation and perfection of the security interest in the Collateral granted hereunder, nor compliance with the terms and provisions hereof will violate any law, rule, regulation,


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order, writ, judgment, injunction, decree or award binding on it, the provisions of any indenture, instrument or agreement to which it is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien pursuant to the terms of any such indenture, instrument or agreement (other than any Lien of the Agent on behalf of the LC Issuer and Lenders).

         3.3. No Financing Statements. No financing statement describing all or any portion of the Collateral which has not lapsed or been terminated naming it as debtor has been filed in any jurisdiction.

         3.4. Pledged Stock and Other Investment Property. Schedule 1 sets forth a complete and accurate list of the Pledged Stock delivered to the Agent on the date hereof. From time to time upon the Agent's request, stock powers shall be executed in blank for each security certificate representing the Capital Stock so delivered. The Pledged Stock listed on Schedule 1 constitutes all of the issued and outstanding shares of all classes of the Capital Stock of the Domestic Subsidiaries of the Borrower and the Co-Pledgor on the date hereof and constitutes 65% of the Capital Stock of Daisytek (Canada) Inc. The remaining 35% of the Capital Stock of Daisytek (Canada) Inc. is owned by the Borrower.

                                   ARTICLE IV

                                    COVENANTS

         From the date of this Pledge Agreement, and thereafter until this Pledge Agreement is terminated (except as otherwise permitted by the Credit Agreement):

         4.1. General.

                  4.1.1. Taxes. The Pledgors will pay when due all taxes, assessments and governmental charges and levies upon the Collateral, except those which are being contested in good faith by appropriate proceedings and with respect to which no Lien exists.

                  4.1.2. Notification of Default. The Pledgors will give prompt notice in writing to the Agent and the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which might materially and adversely affect the Collateral.

                  4.1.3. Financing Statements and Other Actions; Defense of Title. The Pledgors will execute and deliver to the Agent all financing statements and other documents and take such other actions as may from time to time be requested by the Agent in order to maintain a first perfected security interest in and, in the case of Investment Property constituting Collateral, Control of, the Collateral. The Pledgors will take any and all actions necessary to defend title


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         to the Collateral against all persons and to defend the security interest of the Agent in the Collateral and the priority thereof against any Lien not expressly permitted hereunder.

                  4.1.4. Disposition of Collateral. The Pledgors shall not sell, lease or otherwise dispose of the Collateral.

                  4.1.5. Liens. The Pledgors will not create, incur, or suffer to exist any Lien on the Collateral except the security interest created by this Pledge Agreement.

                  4.1.6. Other Financing Statements. The Pledgors authorize the Agent and any Lender to file financing statements covering the Collateral. The Pledgors will not sign or authorize the signing on its behalf of any financing statement naming it as debtor covering all or any portion of the Collateral.

         4.2. Delivery of Collateral. All certificates or instruments representing or evidencing Collateral shall from time to time be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by the Borrower's or the Co-Pledgor's endorsement, where necessary, or duly executed stock powers or other appropriate instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent.

         4.3. Stock and Other Ownership Interests.

                  4.3.1. Changes in Capital Structure of Issuers. Neither the Borrower nor the Co-Pledgor will (i) permit or suffer any of its Subsidiaries to dissolve, or liquidate, retire or issue any Capital Stock, or reduce its capital or merge or consolidate with any other entity, or (ii) vote any of the Collateral in favor of any of the foregoing.

                  4.3.2. Issuance of Additional Securities. Neither the Borrower nor the Co-Pledgor will issue any Capital Stock or other ownership interests, any right to receive the same or any right to receive earnings.

                  4.3.3. Registration of Pledged Stock and other Investment Property. After the occurrence of a Default or Unmatured Default, the Pledgors will permit any registrable Collateral to be registered in the name of the Agent or its nominee at any time at the option of the Agent or the Required Lenders.

                  4.3.4. Exercise of Rights in Pledged Stock and other Investment Property. The Pledgors will permit the Agent or its nominee at any time after the occurrence of a Default, without notice, to exercise all voting and corporate rights relating to the Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Capital Stock or other ownership interests or Investment Property in or of a


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         corporation, partnership, joint venture or limited liability company constituting Collateral as if it were the absolute owner thereof.

                                    ARTICLE V

                                     DEFAULT

         5.1. Acceleration and Remedies. Upon the occurrence and during the continuation of a Default under the Credit Agreement, the Agent may exercise any or all of the following rights and remedies:

                  5.1.1. Those rights and remedies provided in this Pledge Agreement, the Credit Agreement, or any other Loan Document, provided that this Section 5.1.1 shall not be understood to limit any rights or remedies available to the Agent and the Lenders prior to a Default.

                  5.1.2. Those rights and remedies available to a secured party under the Texas Uniform Commercial Code (whether or not the Texas Uniform Commercial Code applies to the affected Collateral) as in effect from time to time or under any other applicable law (including, without limitation, any law governing the exercise of a bank's right of setoff or bankers' lien) when a debtor is in default under a security agreement.

                  5.1.3. Without notice, except as specifically provided in
         Section 8.1 of this Pledge Agreement or elsewhere herein, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable.

                  5.1.4. The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

                  5.1.5. The Agent may exercise or cause to be exercised all voting rights and corporate powers in respect of the Collateral.

                  5.1.6. The Pledgors hereby acknowledge and confirm that the Agent may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. The Pledgors further acknowledge and confirm that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have

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         been made in a commercially reasonable manner, and the Agent shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. Agent shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.

                  5.1.7. On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

         5.2. Obligations Upon Default. Upon the request of the Agent after the occurrence of a Default, the Pledgors will:

                  5.2.1. Assembly of Collateral. Assemble and make available to the Agent the Collateral and all records relating thereto at any place or places specified by the Agent.

                  5.2.2. Secured Party Access. Permit the Agent, by the Agent's representatives and agents, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral and to remove all or any part of the Collateral.

                                   ARTICLE VI

                        WAIVERS, AMENDMENTS AND REMEDIES

         6.1. Waivers, Remedies. No delay or omission of the Agent, the LC Issuer or any Lender to exercise any right or remedy granted under this Pledge Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Pledge Agreement whatsoever shall be valid unless in writing signed by the Agent with the concurrence or at the direction of the Lenders required under Section 8.2 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Pledge Agreement or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Secured Obligations have been paid in full.

         6.2. Power of Attorney. The Pledgors hereby irrevocably constitute and appoint the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Pledgors or in its own name, when a Default exists, to take any and all action and to execute any and all documents and instruments which the Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Pledge Agreement and, without limiting the generality of the foregoing, the Pledgors hereby


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give the Agent the power and right on their behalf and in their own name to do any of the following, without notice to or the consent of either of them:

               6.2.1. to demand, sue for, collect, or receive in the name of the Pledgors, or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

               6.2.2. to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

               6.2.3. (A) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (B) to sign and endorse any assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral; (C) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;
         (D) to defend any suit, action, or proceeding brought against the Pledgors or either of them with respect to any Collateral; (E) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (F) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine; (G) to add or release any guarantor, endorser, surety, or other party to any of the Collateral or the Secured Obligations; (H) to insure, and to make, settle, compromise, or adjust claims under any insurance policy covering, any of the Collateral; and (I) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and Borrower's or the Co-Pledgor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. THE AGENT SHALL NOT BE LIABLE FOR ANY ACT OR OMISSION OR FOR ANY ERROR OF JUDGMENT OR ANY MISTAKE OF FACT OR LAW IN ITS INDIVIDUAL CAPACITY OR IN ITS CAPACITY AS ATTORNEY-IN-FACT EXCEPT ACTS OR OMISSIONS RESULTING FROM ITS WILLFUL MISCONDUCT. This power of attorney is conferred on the Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Agent shall not be responsible


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for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or lien given to secure the Collateral.

         6.3. Setoff; Property Held by Secured Party. Following the occurrence and during the continuation of a Default, the Agent shall have the right to set off and apply against the Secured Obligations, at any time and without notice to the Pledgors, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent to Borrower or any Loan Party. As additional security for the Secured Obligations, Borrower hereby grants the Agent a security interest in all money, instruments, and other property of Borrower now or hereafter held by the Agent, including, without limitation, property held in safekeeping. In addition to the Agent's right of setoff and as further security for the Secured Obligations, Borrower hereby grants the Agent a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Borrower now or hereafter deposited with or held by the Agent and all other sums at any time credited by or owing from the Agent to Borrower. The rights and remedies of the Agent hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent may have.

         6.4. Assignment by Secured Party. The Agent may from time to time assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Agent under this Pledge Agreement in relation thereto.

                                   ARTICLE VII

                                    PROCEEDS

         7.1. Application of Proceeds. The proceeds of the Collateral shall be applied by the Agent to payment of the Secured Obligations in the following order unless a court of competent jurisdiction shall otherwise direct:

                  (a) FIRST, to payment of all costs and expenses of the Agent (including reasonable attorneys fees) incurred in connection with the collection and enforcement of the Secured Obligations or of the security interest granted to the Agent pursuant to this Pledge Agreement;

                  (b) SECOND, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest and fees, pro rata among the Agent, LC Issuer, Lenders and their Affiliates in accordance with the amount of such accrued and unpaid interest and fees owing to each of them;

                  (c) THIRD, to payment of the principal of the Secured Obligations and the net early termination payments and any other Rate Management Obligations then due and unpaid


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         from the Borrower to any of the Lenders or their Affiliates, pro rata among the Lenders and their Affiliates in accordance with the amount of such principal and such net early termination payments and other Rate Management Obligations then due and unpaid owing to each of them;

                  (d) FOURTH, to payment of any Secured Obligations (other than those listed above) pro rata among those parties to whom such Secured Obligations are due in accordance with the amounts owing to each of them; and

                  (e) FIFTH, the balance, if any, after all of the Secured Obligations have been satisfied, shall be deposited by the Agent into the Borrower's general deposit account with the Agent.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         8.1. Notice of Disposition of Collateral. The Pledgors hereby waive notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Borrower or the Co-Pledgor, addressed as set forth in Article IX hereof, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made.

         8.2. Secured Party Performance of Debtor Obligations. Without having any obligation to do so, the Agent may perform or pay any obligation which the Borrower or the Co-Pledgor has agreed to perform or pay in this Pledge Agreement and the Borrower or the Co-Pledgor shall reimburse the Agent for any amounts paid by the Agent pursuant to this Section 8.2. The Borrower's and Co-Pledgor's obligation to reimburse the Agent pursuant to the preceding sentence shall be payable on demand.

         8.3. Authorization for Secured Party to Take Certain Action. The Pledgors irrevocably authorize the Agent at any time and from time to time in the sole discretion of the Agent and appoints the Agent as its attorney-in-fact
(i) to execute on behalf of the Borrower and the Co-Pledgor as debtor and to file financing statements necessary or desirable in the Agent's sole discretion to perfect and to maintain the perfection and priority of the Agent's security interest in the Collateral, (ii) to indorse and collect any cash proceeds of the Collateral following the occurrence of a Default, (iii) to file a carbon, photographic or other reproduction of this Pledge Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Agent's security interest in the Collateral, (iv) to apply the proceeds of any Collateral received by the Agent to the Secured Obligations as provided in Article VII, and
(v) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically


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permitted hereunder), and the Borrower and the Co-Pledgor agree to reimburse the
Agent on demand for any payment made or any expense incurred by the Agent in connection therewith, provided that this authorization shall not relieve the Borrower or the Co-Pledgor of any of its obligations under this Pledge Agreement or under the Credit Agreement.

         8.4. Specific Performance of Certain Covenants. The Pledgors acknowledge and agree that a breach of any of the covenants contained in Section
4.1 will cause irreparable injury to the Agent and the Lenders, that the Agent and Lenders have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Agent or the Lenders to seek and obtain specific performance of other obligations of the Pledgors contained in this Pledge Agreement, that the covenants of the Pledgors contained in
Section 4.1 shall be specifically enforceable against the Pledgors.

         8.5. Dispositions Not Authorized. Except as otherwise permitted by the Credit Agreement, the Pledgors are not authorized to sell or otherwise dispose of the Collateral, and notwithstanding any course of dealing between the Borrower and the Agent or other conduct of the Agent, no authorization to sell or otherwise dispose of the Collateral shall be binding upon the Agent or the Lenders unless such authorization is in writing signed by the Agent with the consent or at the direction of the Required Lenders.

         8.6. Benefit of Agreement. The terms and provisions of this Pledge Agreement shall be binding upon and inure to the benefit of the Borrower, the Agent, the LC Issuer and the Lenders and their respective successors and assigns, except that the Pledgors shall not have the right to assign their rights or delegate their obligations under this Pledge Agreement or any interest herein, without the prior written consent of the Agent.

         8.7. Survival of Representations. All representations and warranties of the Pledgors contained in this Pledge Agreement shall survive the execution and delivery of this Pledge Agreement.

         8.8. Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Pledge Agreement shall be paid by the Borrower or the Co-Pledgor, together with interest and penalties, if any. Subject to the terms of the Credit Agreement, the Borrower shall reimburse the Agent for any and all out-of-pocket expenses and internal charges (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Agent) paid or incurred by the Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Pledge Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral. Any and all costs and expenses incurred by the Pledgors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Pledgors.


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         8.9. Headings. The title of and section headings in this Pledge
Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Pledge Agreement.

         8.10. Termination. This Pledge Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been indefeasibly paid and performed in full and no commitments of the Agent or the Lenders which would give rise to any Secured Obligations are outstanding.

         8.11. CHOICE OF LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         8.12. Distribution of Reports. The Borrower authorizes the Agent, as the Agent may elect in its sole discretion, to discuss with and furnish to its affiliates and to the Lenders or to any other person or entity having an interest in the Secured Obligations (whether as a guarantor, Borrower of collateral, participant or otherwise) all financial statements, audit reports and other information pertaining to the Borrower and its Subsidiaries whether such information was provided by the Borrower or prepared or obtained by the Agent. Neither the Agent nor any of its employees, officers, directors or agents makes any representation or warranty regarding any audit reports or other analyses of the Borrower's and its Subsidiaries' condition which the Agent may in its sole discretion prepare and elect to distribute, nor shall the Agent or any of its employees, officers, directors or agents be liable to any person or entity receiving a copy of such reports or analyses for any inaccuracy or omission contained in or relating thereto.

         8.13. Indemnity. The Borrower hereby agrees to indemnify the Agent and the Lenders, and their respective successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Lender is a party thereto) imposed on, incurred by or asserted against the Agent or the Lenders, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Pledge Agreement, or the purchase, acceptance, rejection, ownership, delivery, possession, use, operation, condition, sale, return or other disposition of any Collateral.

         8.14. ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES

HERETO. The provisions of this Pledge Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

                                   ARTICLE IX

                                     NOTICES

         9.1. Sending Notices. Any notice required or permitted to be given under this Pledge Agreement shall be sent (and deemed received) in the manner and to the addresses set forth in Article 13.1 of the Credit Agreement. For purposes of this Pledge Agreement, the Co-Pledgor's notice address shall be the same as the Borrower's as set forth in the Credit Agreement.

         9.2. Change in Address for Notices. Each of the Borrower, the Co-Pledgor, the Agent and the Lenders may change the address for service of notice upon it by a notice in writing to the other parties.

                                    ARTICLE X

                                    THE AGENT

         Bank One, Texas, NA has been appointed Agent for the Lenders hereunder pursuant to Article 10 of the Credit Agreement. It is expressly understood and agreed by the parties to this Pledge Agreement that any authority conferred upon the Agent hereunder is subject to the terms of the delegation of authority made by the Lenders to the Agent pursuant to the Credit Agreement, and that the Agent has agreed to act (and any successor Agent shall act) as such hereunder only on the express conditions contained in such Article 10. Any successor Agent appointed pursuant to Article 10 of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Agent hereunder.


              [The Remainder of This Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Borrower, Co-Pledgor and the Agent have executed this Pledge Agreement as of the date first above written.

                                    BORROWER:
                                    DAISYTEK, INCORPORATED


                                        By: /s/ Ralph Mitchell
                                            ------------------------------------
                                        Name: Ralph Mitchell
                                        Title: Executive Vice President-Finance

                                    CO-PLEDGOR:
                                    STEADI-SYSTEMS, LTD.


                                        By: /s/ Ralph Mitchell
                                            ------------------------------------
                                        Name: Ralph Mitchell
                                        Title: Executive Vice President-Finance


                                    AGENT:
                                    BANK ONE, TEXAS, NA


                                        By: /s/ Katherine M. Turner
                                            ------------------------------------
                                        Name: Katherine M. Turner
                                        Title: First Vice President


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                      Schedule 1


                                            Other States                   # of Shares
                                 State of   Qualified to      # of Auth.    Issued/
Name                             Incorp.    do Business       Shares        Pledged          Name of Stockholder
----                             -------    -----------       ------        -------          -------------------
Steadi-Systems, Ltd.               CA       None                  15,000        8,820        Daisytek, Inc.
Steadi-Systems New York,           NY       None                     200          200        Steadi-Systems, Ltd.
Ltd.
Steadi-Systems Miami, Inc.         FL       None                     200          200        Steadi-Systems, Ltd.
The Tape Company, Inc.             IL       None                  10,000            1        Daisytek, Incorporated
The Tape Company, Inc.             GA       None                  10,000            1        Daisytek, Incorporated
The Tape Company, Inc.             PA       None                  10,000            1        Daisytek, Incorporated
Tape Distributors of Texas,        TX       None                  10,000            1        Daisytek, Incorporated
Inc.
Tape Distributors of               MN       None                  10,000            1        Daisytek, Incorporated
Minnesota, Inc.
Daisytek Latin America, Inc.       FL       None                     100          100        Daisytek, Incorporated
Arlington Industries, Inc.         DE       CA, FL, GA,              100          100        Daisytek, Incorporated
                                            IL, NJ
Virtual Demand, Inc.               DE       TX                       100          100        Daisytek, Incorporated
Tapebargains.com, Inc.             DE       IL                       100          100        Daisytek, Incorporated
B.A. Pargh Company, Inc.           DE       TN, TX                   100          100        Daisytek, Incorporated
Business Supplies                  DE       TX, TN                   100          100        Daisytek, Incorporated
Distributors, Inc.

Daisytek Canada, Inc.            Canada     None               3,150,000    2,047,506(1)     Daisytek, Incorporated

----------

(1)  Represents the number of issued shares pledged.